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                                                                    EXHIBIT 99.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Eli Barkat, hereby certify as of the date hereof, solely for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Annual Report of BackWeb Technologies Ltd. on Form 10-K for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and that, to the best of my knowledge, the information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of BackWeb Technologies Ltd. at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, "filed" with the Securities and Exchange Commission.

                                   By:      /s/ ELI BARKAT
                                         ---------------------------------------
                                   Name:    Eli Barkat
                                   Title:   Chairman and Chief Executive Officer
                                   Date:    March 31, 2003





                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael A. Morgan, hereby certify as of the date hereof, solely for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Annual Report of BackWeb Technologies Ltd. on Form 10-K for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and that, to the best of my knowledge, the information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of BackWeb Technologies Ltd. at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, "filed" with the Securities and Exchange Commission.

                                        By:      /s/ MICHAEL A. MORGAN
                                              ----------------------------------
                                        Name:    Michael A. Morgan
                                        Title:   Chief Financial Officer
                                        Date:    March 31, 2003